UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Matthews International Funds
………………………………………………………………………………………………

(Name of Registrant as Specified In Its Charter)

…………………….…………………………………………………………………………………

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid: ______

2) Form, Schedule or Registration Statement No.: ______

3) Filing Party: ______

4) Date Filed: ______

Nomura Partners Funds - The Japan Fund

Outbound Script

Meeting Date: September 10th, 2014

Toll-Free # 1-844-292-8012

Hello, is Mr./Ms. _____________ available?

IF YES:

Hi Mr./Ms. _____________, my name is _____________ and I am calling on a recorded line on behalf of your investment in The Japan Fund. The fund sent you proxy materials requesting that you vote your eligible shares prior to the upcoming Special Shareholder Meeting scheduled to be held on September 10th, 2014.

Your Board of Directors has recommended you vote YES on the proposal and we are calling to ask if you would like to vote Today and have your name removed from future calls and mailings.

IF Shareholder NOT AVAILABLE:

Is there a better time to reach Mr./Ms._____________? (IF YES) Make note and set up call back time.

IF YES:

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of Nomura Partners Funds.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your [FOR] vote, in accordance with the Board’s recommendation with respect to the proposal as set forth in the proxy materials you received.

We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling (844) 292-8012 Monday-Friday 9am-6pm EST. Thank you very much for your time and your vote. We hope you have a great day/evening.

Nomura Partners Funds - The Japan Fund

Outbound Script

Meeting Date: September 10th, 2014

Toll-Free # 1-844-292-8012

IF Not sure how to vote, You may cast a FOR vote, an AGAINST vote or an ABSTAIN vote on the proposal.

How would you like to cast your vote on the proposal?

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of the Nomura Partners Funds.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your vote to (repeat vote intention) with respect to the proposal as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling (844) 292-8012 Monday-Friday 9am-6pm EST. Thank you very much for your time and your vote. We hope you have a great day/evening.

What I am being asked to vote on?

Proposal 1:

To consider and approve an amendment to the Company’s charter removing the requirement that shareholder approval be obtained for a sale or transfer of all or substantially all of the assets of the Company.

Nomura Partners Funds - The Japan Fund

Outbound Script

Meeting Date: September 10th, 2014

Toll-Free # 1-844-292-8012

If materials not received:

I can resend the materials to you. Do you have an email address these can be sent to?

(IF YES: Type email addresses in the notes and read it back phonetically to the shareholder)

(IF NO: Continue with standard script) Can you please verify your mailing address? (Verify entire address, including street name, number, town, state and zip)

Thank you. You should receive these materials shortly. Included in the email will be instructions to inform you of the methods available to you to cast your vote, one of which is to call us back at (844) 292-8012, Monday-Friday, 9am-6pm EST.

Nomura Partners Funds - High Yield Fund

Outbound Script

Meeting Date: September 10th, 2014

Toll-Free # 1-844-292-8012

Hello, is Mr./Ms. _____________ available?

IF YES:

Hi Mr./Ms. _____________, my name is _____________ and I am calling on a recorded line on behalf of your investment in the High Yield Fund. The fund sent you proxy materials requesting that you vote your eligible shares prior to the upcoming Special Shareholder Meeting scheduled to be held on September 10th, 2014.

Your Board of Directors has recommended you vote YES on the proposal and we are calling to ask if you would like to vote Today and have your name removed from future calls and mailings.

IF Shareholder NOT AVAILABLE:

Is there a better time to reach Mr./Ms._____________? (IF YES) Make note and set up call back time.

IF YES:

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of Nomura Partners Funds.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your [FOR] vote, in accordance with the Board’s recommendation with respect to the proposal as set forth in the proxy materials you received.

We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling (844) 292-8012 Monday-Friday 9am-6pm EST. Thank you very much for your time and your vote. We hope you have a great day/evening.

Nomura Partners Funds - High Yield Fund

Outbound Script

Meeting Date: September 10th, 2014

Toll-Free # 1-844-292-8012

IF Not sure how to vote, You may cast a FOR vote, an AGAINST vote or an ABSTAIN vote on the proposal.

How would you like to cast your vote on the proposal?

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of the Nomura Partners Funds.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your vote to (repeat vote intention) with respect to the proposal as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling (844) 292-8012 Monday-Friday 9am-6pm EST. Thank you very much for your time and your vote. We hope you have a great day/evening.

What I am being asked to vote on?

Proposal 1:

To consider and approve an amendment to the Company’s charter removing the requirement that shareholder approval be obtained for a sale or transfer of all or substantially all of the assets of the Company.

Nomura Partners Funds - High Yield Fund

Outbound Script

Meeting Date: September 10th, 2014

Toll-Free # 1-844-292-8012

If materials not received:

I can resend the materials to you. Do you have an email address these can be sent to?

(IF YES: Type email addresses in the notes and read it back phonetically to the shareholder)

(IF NO: Continue with standard script) Can you please verify your mailing address? (Verify entire address, including street name, number, town, state and zip)

Thank you. You should receive these materials shortly. Included in the email will be instructions to inform you of the methods available to you to cast your vote, one of which is to call us back at (844) 292-8012, Monday-Friday, 9am-6pm EST.

Nomura Partners Funds

Inbound Script

Meeting Date: September 10th, 2014

Toll-Free # 1-844-292-8012

Greeting:

Hello, thank you for calling the Nomura Partners Funds proxy information line. My name is _____________, may I have your name please?

Thank you Mr./Ms._____________. Are you calling regarding the upcoming Special Shareholder Meeting?

IF YES:

The Board of Trustees recommends a vote “FOR” the proposal.

Would you like to vote Today and have your name removed from future calls and mailings? The board recommends that you vote for the proposal. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of Nomura Partners Funds.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your [FOR] vote, in accordance with the Board’s recommendation with respect to the proposal as set forth in the proxy materials you received and we will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-844-292-8012. Thank you very much for your participation and have a great day/evening.

IF NO:

How may I help you today? (Go to Q&A to answer any questions.)

If a non-proxy related question, respond:

Mr./Ms. _____________. I apologize I do not have access to that information; please feel free to call Nomura Partners Funds directly at 1-xxx-xxx-xxxx.

Nomura Partners Funds

Inbound Script

Meeting Date: September 10th, 2014

Toll-Free # 1-844-292-8012

IF Not sure how to vote, You may cast a FOR vote, an AGAINST vote or an ABSTAIN vote on the proposal.

How would you like to cast your vote on the proposal?

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of the Nomura Partners Funds.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your vote to (repeat vote intention) with respect to the proposal as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes, you may contact us by calling (844) 292-8012. Thank you very much for your time and your vote. We hope you have a great day/evening.

What I am being asked to vote on?

Proposal 1:

To consider and approve an amendment to the Company’s charter removing the requirement that shareholder approval be obtained for a sale or transfer of all or substantially all of the assets of the Company.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your vote and we will be mailing you a written confirmation within 72 hours.

Closing:

Again, my name is _____________, a proxy voting specialist on behalf Nomura Partners Funds.

If you wish to make any changes, you may contact us by calling 1-844-292-8012. Thank you very much for your participation and have a great day/evening.

Nomura Partners Funds

Inbound Closed, Call In Queue

and End of Campaign Script

Meeting Date: September 10th, 2014

Toll-Free # 1-844-292-8012

INBOUND - CLOSED MESSAGE:

“Thank you for calling the BFDS Proxy Line on behalf of Nomura Partners Funds. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9:00 AM to 6:00 PM, Eastern Time. Thank you.”

INBOUND - CALL IN QUEUE MESSAGE:

“Thank you for calling the BFDS Proxy Line on behalf of Nomura Partners Funds. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.”

END OF CAMPAIGN MESSAGE:

“Thank you for calling the BFDS Proxy Line on behalf of Nomura Partners Funds. The Special Meeting of Shareholders has been held and, as a result, this toll free number is no longer in service for proxy related shareholder calls.

If you have questions about your Nomura Partners Funds account, please contact your Financial Advisor or call Nomura Partners Funds directly at 1-xxx-xxx-xxxx. Thank you for investing with Nomura Partners Funds.

Nomura Partners Funds

Answering Machine Messages

Meeting Date: September 10th, 2014

Toll-Free # 1-844-292-8012

AUTOMATED ANSWERING MACHINE MESSAGE

Hello, we are calling with an important message on behalf of Nomura Partners Funds. You should have received proxy materials in the mail concerning the Special Meeting of Shareholders to be held on September 10th, 2014.

Your participation is very important. To vote over the telephone, call toll-free at 1-844-292-8012 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9am to 6pm, Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

Recorded message from BFDS sent out to Nomura Japan Fund shareholders

Hi, this is ______________________.  I am calling you regarding proposed changes to the Nomura Japan Fund.

The advisor to the Fund, Nomura Asset Management USA, has decided to exit the U.S. retail open-end mutual fund business.

After careful consideration, the Nomura Partners Funds’ Board has, in what it has determined to be the best interests of the shareholders, approved the tax free reorganization of the Nomura Japan Fund with the Matthews Japan Fund, subject to shareholder approval of a change to the charter of the Nomura Japan Fund.

You should receive proxy materials in the mail in the next few days and it is important that you vote as soon as possible. We believe this action to be in the best interests of shareholders and we thank you for your prompt reply.